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                                                                    Exhibit 13.2



             CERTIFICATION OF CHIEF FINANCIAL OFFICER OR EQUIVALENT
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (a) AND (b) OF SECTION 1350,
                   CHAPTER 63 OF TITLE 18 UNITED STATES CODE)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of DRAXIS Health Inc., a corporation incorporated under the laws of Canada (the "Company"), hereby certifies, to such officer's knowledge, that:

         The Annual Report of Form 20-F for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    May 14, 2004                  /s/ Mark Oleksiw
---------------------------            --------------------------------------
                                       Mark Oleksiw
                                       Chief Financial Officer






         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as separate disclosure document.